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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 11, 2002
               (Date of Earliest Event Reported: January 11, 2002)

                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


          DELAWARE                     1-14365                  76-0568816
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)


                                EL PASO BUILDING
                              1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip Code)



                                 (713) 420-2600
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On January 8, 2002, El Paso Corporation (the "Company") entered into a Terms Agreement with Banc of America Securities LLC, ABN AMRO Incorporated, BNP Paribas Securities Corp., Credit Lyonnais Securities (USA) Inc. and J.P. Morgan Securities Inc., pursuant to which the Company agreed to issue and sell $1,100,000,000 aggregate principal amount of 7.750% Medium Term Notes. The net proceeds from the sale of the Medium Term Notes were approximately $1,081,000,000 and will be used by the Company to repay outstanding short-term indebtedness and for general corporate purposes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The Company is filing herewith the following exhibits in connection with the offering of Medium Term Notes pursuant to its Registration Statement on Form S-3 (No. 333-59704) filed with the Securities and Exchange Commission under the Securities Act of 1933:

         1.1 Terms Agreement dated January 8, 2002 among the Company, Banc of America Securities LLC, ABN AMRO Incorporated, BNP Paribas Securities Corp., Credit Lyonnais Securities (USA) Inc. and J.P. Morgan Securities Inc.

         1.2 Distribution Agreement dated July 25, 2001 among the Company, Banc of America Securities LLC, ABN AMRO Incorporated and J.P. Morgan Securities Inc. (incorporated by reference to Exhibit
                  1.1 of the Company's Current Report on Form 8-K dated July 30,
                  2001).

         1.3 First Amendment to Distribution Agreement dated January 7, 2002 among the Company, Banc of America Securities LLC, ABN AMRO Incorporated and J.P. Morgan Securities Inc.

         1.4 Second Amendment to Distribution Agreement dated January 8, 2002 among the Company, Banc of America Securities LLC, ABN AMRO Incorporated, BNP Paribas Securities Corp., Credit Lyonnais Securities (USA) Inc. and J.P. Morgan Securities Inc.

         4.1      Form of 7.750% Medium Term Note.

         5.1 Opinion and consent of Andrews & Kurth L.L.P. regarding the legality of the securities.

         12.1 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 of the Company's Current Report on Form 8-K/A filed January 8, 2002).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       By:       /s/ Jeffrey I. Beason
                                          --------------------------------------
                                                   Jeffrey I. Beason
                                           Senior Vice President and Controller
                                              (Chief Accounting Officer)
Dated: January 11, 2001



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                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER         DESCRIPTION
   -------        -----------
     1.1          Terms Agreement dated January 8, 2002 among the Company, Banc of America Securities LLC, ABN AMRO Incorporated, BNP Paribas
                  Securities Corp., Credit Lyonnais Securities (USA) Inc. and
                  J.P. Morgan Securities Inc.

     1.2          Distribution Agreement dated July 25, 2001 among the Company,
                  Banc of America Securities LLC, ABN AMRO Incorporated and J.P.
                  Morgan Securities Inc. (incorporated by reference to Exhibit
                  1.1 of the Company's Current Report on Form 8-K dated July 30,
                  2001).

     1.3          First Amendment to Distribution Agreement dated January 7,
                  2002 among the Company, Banc of America Securities LLC, ABN
                  AMRO Incorporated and J.P. Morgan Securities Inc.

     1.4          Second Amendment to Distribution Agreement dated January 8,
                  2002 among the Company, Banc of America Securities LLC, ABN
                  AMRO Incorporated, BNP Paribas Securities Corp., Credit
                  Lyonnais Securities (USA) Inc. and J.P. Morgan Securities Inc.

     4.1          Form of 7.750% Medium Term Note.

     5.1 Opinion and consent of Andrews & Kurth L.L.P. regarding the legality of the securities.

    12.1          Computation of Ratio of Earnings to Fixed Charges
                  (incorporated by reference to Exhibit 12.1 of the Company's
                  Current Report on Form 8-K/A filed January 8, 2002).